This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                               INTEREST ONLY LOANS

TABLE OF CONTENTS

1. Credit Score
---------------
2. Range of Combined Original LTV Ratios (%)
--------------------------------------------
3. Documentation Level
----------------------
4. Occupancy
------------
5. Range of Cut-off Date Principal Balances ($)
-----------------------------------------------
6. % Purchase Loans
-------------------
7. % Silent Seconds
-------------------
8. Product Types
----------------
9. Interest Only Term
---------------------

1.   CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORTGAGE
                                                      AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                       CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                           NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                             OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                          MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
CREDIT SCORE                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
------------------------------------------------------------------------------------------------------------------------

500 - 524                                      2          278,400     0.21       8.250        358      75.73        514
------------------------------------------------------------------------------------------------------------------------
525 - 549                                      4          796,600     0.59       7.804        356      78.25        534
------------------------------------------------------------------------------------------------------------------------
550 - 574                                     11        2,366,413     1.76       7.959        357      83.43        562
------------------------------------------------------------------------------------------------------------------------
575 - 599                                     43        9,664,155     7.18       7.231        353      78.89        589
------------------------------------------------------------------------------------------------------------------------
600 - 624                                     57       15,075,062    11.21       6.904        356      83.73        612
------------------------------------------------------------------------------------------------------------------------
625 - 649                                    110       26,647,955    19.81       6.863        356      81.16        637
------------------------------------------------------------------------------------------------------------------------
650 - 674                                    111       26,739,952    19.88       6.703        355      81.82        661
------------------------------------------------------------------------------------------------------------------------
675 - 699                                     68       17,050,366    12.68       6.679        357      82.17        687
------------------------------------------------------------------------------------------------------------------------
700 - 724                                     63       16,915,315    12.58       6.787        357      80.09        712
------------------------------------------------------------------------------------------------------------------------
725 - 749                                     35        9,576,593     7.12       6.756        357      81.43        735
------------------------------------------------------------------------------------------------------------------------
750 - 774                                     24        7,116,940     5.29       6.493        357      81.01        761
------------------------------------------------------------------------------------------------------------------------
775 - 799                                      9        2,281,362     1.70       6.681        357      80.65        786
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

Minimum: 505
Maximum: 791
Non-Zero Weighted Average: 665

                                       Top
                                       ---

2.   RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)    LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                                  1          300,000     0.22       6.240        356      33.33        632
------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  1          220,000     0.16       6.500        357      36.73        717
------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                  1          700,000     0.52       6.500        357      41.18        634
------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                  2          619,604     0.46       6.200        357      47.34        691
------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                  2          643,000     0.48       6.218        357      52.52        629
------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                  5        1,629,000     1.21       6.909        357      57.88        627
------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                  1          231,000     0.17       8.250        356      60.79        594
------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                 16        3,490,563     2.60       6.799        357      68.87        617
------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                 22        5,747,148     4.27       6.922        357      74.71        650
------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                347       82,340,054    61.22       6.623        355      79.97        675
------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 29        9,581,846     7.12       6.750        357      84.07        673
------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                 68       17,932,391    13.33       7.376        357      89.89        645
------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                 29        8,382,315     6.23       7.437        356      94.71        648
------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                13        2,692,191     2.00       7.902        356      99.72        660
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

Minimum: 33.33
Maximum: 100.00
Weighted Average: 81.43

                                       Top
                                       ---

3.   DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
DOCUMENTATION LEVEL                          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Stated Documentation                         325       85,581,772    63.63       6.906        356      80.43        679
------------------------------------------------------------------------------------------------------------------------
Full Documentation                           193       43,656,927    32.46       6.678        355      82.73        640
------------------------------------------------------------------------------------------------------------------------
Limited                                       14        4,208,882     3.13       6.574        356      86.03        650
------------------------------------------------------------------------------------------------------------------------
No Ratio                                       5        1,061,532     0.79       7.544        357      89.62        663
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

4.   OCCUPANCY

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
OCCUPANCY                                    LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Primary                                      514      128,890,338    95.82       6.784        356      81.36        664
------------------------------------------------------------------------------------------------------------------------
Investment                                    22        5,378,775     4.00       7.793        357      83.27        700
------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                             1          240,000     0.18       7.990        358      75.00        659
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

5.   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORTGAGE
                                                        AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                         CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                             NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                               OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                            MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)  LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------

50,001 - 75,000                                6          391,999     0.29       7.197        357      77.18        589
------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                              24        2,201,274     1.64       7.103        357      82.27        645
------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                             37        4,138,954     3.08       6.949        352      80.57        669
------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                             55        7,512,884     5.59       7.054        357      82.16        659
------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                             40        6,448,742     4.79       7.084        357      82.35        651
------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                             45        8,424,995     6.26       6.731        356      82.27        670
------------------------------------------------------------------------------------------------------------------------
200,001 - 225,000                             45        9,533,287     7.09       6.946        352      79.51        646
------------------------------------------------------------------------------------------------------------------------
225,001 - 250,000                             36        8,480,750     6.30       6.953        357      80.27        656
------------------------------------------------------------------------------------------------------------------------
250,001 - 275,000                             42       11,036,670     8.21       6.798        357      82.88        661
------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000                             50       14,441,316    10.74       6.746        353      80.39        670
------------------------------------------------------------------------------------------------------------------------
300,001 - 325,000                             32       10,031,002     7.46       6.777        357      82.49        682
------------------------------------------------------------------------------------------------------------------------
325,001 - 350,000                             29        9,855,923     7.33       6.982        357      83.96        661
------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                             20        7,244,269     5.39       6.722        357      82.70        657
------------------------------------------------------------------------------------------------------------------------
375,001 - 400,000                             18        7,050,249     5.24       6.601        356      79.82        686
------------------------------------------------------------------------------------------------------------------------
400,001 - 425,000                             15        6,200,518     4.61       6.587        356      83.19        667
------------------------------------------------------------------------------------------------------------------------
425,001 - 450,000                             14        6,158,150     4.58       6.626        357      79.26        657
------------------------------------------------------------------------------------------------------------------------
450,001 - 475,000                              6        2,774,897     2.06       6.471        357      82.80        694
------------------------------------------------------------------------------------------------------------------------
475,001 - 500,000                              7        3,448,354     2.56       6.476        357      78.30        690
------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                             16        9,134,879     6.79       7.013        357      80.05        672
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

Minimum: 54,600
Maximum: 700,000
Average: 250,483

                                       Top
                                       ---

6.   % PURCHASE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORTGAGE
                                                        AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                         CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                             NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                               OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                            MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
% PURCHASE LOANS                              LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------

Purchase                                     387       96,005,885    71.38       6.808        355      81.97        679
------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                         18        3,703,753     2.75       6.948        356      80.80        641
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          132       34,799,475    25.87       6.865        357      80.00        631
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

7.   % SILENT SECONDS

% Silent Seconds: 61.08

                                       Top
                                       ---

8.   PRODUCT TYPES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PRODUCT TYPES                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Interest Only ARM - 5 Year/6 Month             5        1,551,260     1.15       6.083        357      79.08        714
------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month           414      105,165,769    78.18       6.845        356      81.83        664
------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month            97       22,580,466    16.79       6.797        356      81.78        662
------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed Balloon - 15/30            2          326,280     0.24       6.580        175      79.99        614
------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year                 19        4,885,338     3.63       6.836        356      71.94        685
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

9.   INTEREST ONLY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
INTEREST ONLY TERM                           LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

24                                           334       86,520,088    64.32       6.876        357      81.33        666
-------------------------------------------------------------------------------------------------------------------------
36                                            76       17,122,013    12.73       6.935        356      81.10        660
-------------------------------------------------------------------------------------------------------------------------
60                                           127       30,867,011    22.95       6.629        353      81.88        666
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       537      134,509,113   100.00       6.827        356      81.43        665
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---